UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2023

Exeter Automobile Receivables Trust 2023-2

(Exact name of Issuing Entity as specified in its charter)

EFCAR, LLC

(Exact name of Depositor / Registrant as specified in its charter)

Exeter Finance LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-268757 333-268757-02	45-2673519 88-1272467
(Commission File Number)	(IRS Employer Identification No.)

2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (469) 754-4396

                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On or about May 17, 2023, EFCAR, LLC will transfer certain sub-prime automobile loan contracts (the “Receivables”) to Exeter Automobile Receivables Trust 2023-2 (the “Trust”).  The Trust will grant a security interest in the Receivables to Citibank, N.A., as indenture trustee (the “Indenture Trustee”), and will issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $53,700,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $150,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $59,741,000; (iv) Class B Asset-Backed Notes in the aggregate original principal amount of $109,256,000; (v) Class C Asset-Backed Notes in the aggregate original principal amount of  $91,218,000; (vi) Class D Asset-Backed Notes in the aggregate original principal amount of $95,982,000; and (vii) Class E Asset-Backed Notes in the aggregate original principal amount of $62,967,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement, Deposit Account Control Agreement, Intercreditor Agreement and the Depositor Certification and forms of the Indenture, Amended and Restated Trust Agreement for the Trust, Amended and Restated Trust Agreement for Exeter Holdings Trust 2023-2, Sale and Servicing Agreement, Purchase Agreement, Contribution Agreement, Asset Representations Review Agreement, Custodian Agreement and Accession Agreement (as listed below) to be executed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated May 9, 2023, among EFCAR, LLC (“EFCAR”), Exeter Finance LLC (“Exeter”), and Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Wells Fargo Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.2	Indenture, to be dated as of April 23, 2023, among the Trust, Exeter Holdings Trust 2023-2 and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement for the Trust, to be dated as of April 23, 2023, between EFCAR and Wilmington Trust Company, as owner trustee.

4.4	Amended and Restated Trust Agreement for Exeter Holdings Trust 2023-2, to be dated as of April 23, 2023, between the Trust and Wilmington Trust Company, as owner trustee.

4.5	Sale and Servicing Agreement, to be dated as of April 23, 2023, among Exeter Holdings Trust 2023-2, EFCAR, Exeter, as servicer, the Trust and Citibank, N.A., as Indenture Trustee and backup servicer.

10.1	Purchase Agreement, to be dated as of April 23, 2023, between EFCAR, as purchaser, and Exeter, as seller.

10.2	Contribution Agreement, to be dated as of April 23, 2023, between Exeter Holdings Trust 2023-2, as transferee, and the Trust, as transferor.

10.3
Deposit Account Control Agreement, dated December 9, 2022, among Exeter, as servicer, Citibank, N.A., as intercreditor agent, and Wells Fargo Bank, National Association, as lockbox bank (included in Exhibit 10.3 to the Form 8-K filed with the Commission by EFCAR on December 9, 2022, which is incorporated herein by reference).

10.4	Asset Representations Review Agreement, to be dated as of April 23, 2023, among the Trust, as issuer, Exeter, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.5	Custodian Agreement, to be dated as of April 23, 2023, among Exeter, as custodian, Exeter, as servicer, and the Indenture Trustee.

10.6
Intercreditor Agreement, dated December 9, 2022, among Exeter, as servicer, Citibank, N.A., as intercreditor agent, and each other party that becomes a party thereto from time to time pursuant to an Accession Agreement (included in Exhibit 10.6 to the Form 8-K filed with the Commission by EFCAR on December 9, 2022, which is incorporated herein by reference).

10.7	Accession Agreement, to be dated as of May 17, 2023, entered into by the Trust and the Indenture Trustee.

36.1	Depositor Certification, dated May 9, 2023, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By:	/s/ Ben Miller
	Name:	Ben Miller
	Title:	Chief Executive Officer

Date: May 15, 2023